Exhibit 99.1

Unaudited financial information, current as of March 31, 2008 unless otherwise noted Dollar amounts presented in millions were derived from exact numbers which may result in minor rounding differences Company Overview

Forward looking statements and non-GAAP financial information Certain statements contained in this presentation are "forward-looking statements," within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on management's current expectations and are subject to uncertainty and changes in factual circumstances. The forward-looking statements herein include statements regarding the company's future financial position, end- market outlook, business strategy, budgets, projected costs and plans and objectives of management for future operations. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as "may", "plan", "seek", "will", "expect", "intend", "estimate", "anticipate", "believe" or "continue" or the negative thereof or variations thereon or similar terminology. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the effect of an economic downturn or other factors resulting in a decline in non- residential construction and capital investment; increased competition from other companies in the company's industry and its inability to increase or maintain its prices; risks related to the credit markets willingness to continue to lend to borrowers rated B- and Caa1; the company's ability to generate cash and/or incur additional indebtedness to finance equipment purchases; heavy reliance on centralized information systems; exposure to claims for personal injury, death and property damage resulting from the use of equipment rented or sold by us; the effect of changes in laws and regulations, including those relating to the environment and customer privacy, among others; fluctuations in fuel or supply costs; and claims that the software products and information systems on which the company relies infringe on the intellectual property rights of others. More detailed information about these and other factors is set forth in the company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this presentation. The company disclaims any current intention or obligation to update any forward- looking statements or any of the factors that may affect actual results In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles ("GAAP"), the Company also discloses in this presentation certain non-GAAP financial information including adjusted operating income, adjusted net income per diluted share, adjusted EBITDA and free cash flow. These financial measures are not recognized measures under GAAP and are not intended to be and should not be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Throughout this document the term "LTM" is used to indicate the most recent twelve month period preceding the date indicated. RSC overview, first quarter 2008

RSC overview Note: For the LTM ended March 2008. Note: Company estimate. Snapshot as of March 2008 Leading North American equipment rental provider 478 rental locations with approximately $2.7 billion of fleet and ~5,500 employees Highest Adjusted EBITDA margins in peer group and leading service provider Fundamental focus on capital and cost efficiency LTM revenue of $1.8 billion and Adjusted EBITDA of $827 million, a 46% margin Revenue by type Revenue breakdown by end market Focus on rental revenue with diversified end markets RSC overview, first quarter 2008

Reflects revenue from renting equipment Wide range of construction equipment Primarily influenced by 2 factors Rental rates Volume growth of fleet out on rent Average rental term between seven and ten days Includes ancillary revenue tied to rental transactions Loss and damage waiver Delivery and pick-up charges Fuel Rental revenues ( $ in millions) Characteristics Rental revenue Rental periods Rental revenue composition Drive profitable rental revenue growth and take market share Note: Company Estimate Note: For the LTM ended March 2008 RSC overview, first quarter 2008

Used equipment sales RSC strategy RSC sales by channels RSC sales and profitability 'Cradle-to-grave' fleet management is the core operating competency Note: For the LTM ended March 2008. Integral part of our rental operation Maintain desired fleet size and mix Target older and/or underperforming pieces Branches responsible for used equipment sale Accountability drives strong margins Majority of sales through retail channels Commitment to service excellence supports higher resale values RSC overview, first quarter 2008

Merchandise sales ( $ in millions) Note: For the LTM ended March 2008. Streamlined product selection Sales and profitability Implementing professionally designed showrooms Revenue composition Core rental focus with right merchandise mix drives higher profitability Merchandise complementary to our core rental business Contractor supplies Safety equipment (e.g., hard hats, goggles) Tools (e.g., ladders, shovels) Consumables (e.g., blades, gloves) Ancillary products Controlled growth while maintaining core rental focus High-margin, high-turn convenience products RSC overview, first quarter 2008

Proven financial performance Revenue Adjusted EBITDA ( $ in millions) ( $ in millions) Strong revenue growth and margin expansion over the last 5 years RSC overview, first quarter 2008

Performance metrics Strong financial performance RSC's successful strategy has led to financial strength, market share growth and industry leadership 2006 2007 Q1 2007 Q1 2008 20.0% 12.7% Rental revenue growth 15.2% 7.0% 13.2% 7.0% Total revenue growth 5.3% 3.9% 43.9% 46.6% Adjusted EBITDA margin 44.1% 43.3% 25.4% 25.7% Operating margin 24.0% 21.6% $1.24 Diluted EPS $0.22 $0.22 RSC overview, first quarter 2008

Strategy and tactics focused on producing strong free cash flow Positive pre-growth free cash flow throughout the cycle Highly flexible operating model throughout business cycle Manage average rental fleet age Maximize utilization Drive optimal fleet size Strong free cash flow ( $ in millions) Focused management Stable positive free cash flow before growth capital expenditures Attractive cash flow profile RSC overview, first quarter 2008 RSC overview, first quarter 2008

Unique business model drives Shareholder Value Superior and proven business model Capital efficiency Cost control Continuous improvement Decentralized service and relationships Close to the customer Exceeding customer expectations Global processes Continuous improvement Net Promoter Score (NPS) Decentralized Small span of control Accountability Compensation aligned with strategy Rental focus Return focus Demand driven capex Pull vs. Push Manufacturer perspective Entrepreneurial spirit Core operating principles Customers Capital People Innovation Availability Reliability Service Local relationship RSC overview, first quarter 2008

Best-in-class customer service standards

Key customer requirements

#1 Availability

- Unlimited supply
- Top quality brands
- Diverse equipment categories

#2 Reliability

- No break-downs
- Fast service response
- Safe and modern equipment

#3 Service

- Hassle-free experience
- Professional & courteous
- Partnership & commitment

Innovative solutions for consistent, best-in-class customer experience

Examples:

- Extensive geographic footprint
- Large, diversified, customer driven fleet mix
- Company-owned fleet deployed to where our customers need it
- 95 percent on time delivery
- Shopflow system ensures in-demand equipment ready to rent

Examples:

- Rigorous preventive maintenance > 99% current on manufacturer's recommendation
- Youngest fleet age
- Field service
- Major repair outsourcing
- Foam filled tires

Examples:

- 24/7 in-house support
- On time delivery & pickup
- Billing accuracy
- Process improvement – 5S

Customer service focus drives revenue growth and retention

RSC overview, first quarter 2008

11

Innovative solutions for availability, reliability, and service Substantial recurring revenue from existing customers Diversified customer base with strong established industrial customer base and focus Selection and training are core competencies Industry leading people programs and training Incentive systems aligned with shareholders Differentiators Business is local Close to the customer Small span of control Focused on higher margin equipment rental, not ancillary activities Industry leading operational excellence and capital efficiency Demand and return driven capex Pull vs. push Centralized resources and processes Local accountability and ownership Real time metrics Customer satisfaction focused Return driven Disciplined Decentralized People driven Rental focused Unique business model and strategies, results in our superior financial success RSC overview, first quarter 2008

Early signs of sales growth Incremental capex requirements Strongest growth in volume Growth capex is required Magnitude of sales slowdown Reduction in fleet size Management of fleet in anticipation of cyclical turn Continued strong growth in volume Balance fleet investment vis-a-vis utilization RSC free cash flow strategy Business cycle Free cash flow break even Operating cycle Recovery Expansion Stabilization Slowdown/ downturn Flexible capital structure and active management of fleet and operations results in strong free cash flow throughout cycle Key characteristics RSC overview, first quarter 2008

Right size the fleet - maintain high utilization Use fleet cap model to quickly reduce capex Manage used sales Solidify existing customer relationships Pursue new customers Deliver key customer needs Rental rate discipline Maintain price at the expense of marginal market share Adjust spending and cost levels Maintain focus on operating metrics to manage headcount Consolidate or close underperforming stores Take advantage of new and youngest fleet in the industry to drive cash flow and reduce debt Selectively slow used equipment sales More attention on customer profitability More focus on customer wallet share Set pricing to manage volume growth Focus on profit from incremental revenue Lower cash flow Fund operations Fund growth opportunities Focus on old fleet sales Optimize regional fleet transfer Drive customer share and new accounts Choose market opportunities carefully Drive pricing to maintain balance Focus on profit from incremental revenue Positive cash flow Paydown debt Fund growth options Managing and scalability through a cycle Fleet management Sales strategy Rental rates Cost management Free cash flow Downturn Mid-level growth High growth Leveraging flexible business model to protect margins and drive cash flow RSC overview, first quarter 2008

Percentage of fleet cost Fleet mix Note: As of March 2008. Total original equipment cost: $2.7 billion, in over 1,100 categories. Excellent condition of fleet drives high availability and reliability RSC overview, first quarter 2008

Adjust the fleet size in response to demand High degree of fleet sharing and mobility Fleet investment based on strict return guidelines Continuously monitor performance criteria Integrated maintenance and reservation systems Minimize non-available and under-utilized fleet Revenue - what I have now +/- Planned growth (quarterly) = Revenue forecast ÷ Targeted ROI% (price & utilization) = Fleet forecast (quarterly) Fleet management Disciplined fleet management Revenue driven model for capex Non-available fleet (%) Utilization (%) Maintain pricing discipline, optimize fleet utilization and control over capital expenditures RSC overview, first quarter 2008

Supply chain strategy Product diversification Consolidated supplier base Two suppliers per category Partnership arrangements Favorable terms Serving multiple end-markets Supports our revenue-driven model for capex Flexible, fast, and consistent ordering and delivery Timely delivery of fleet Non-binding arrangements Annual pricing agreements Short lead times Premier suppliers Long standing partnerships Defined supplier evaluation Overall ability to meet our expectations Cost Efficient supply of parts Clear specifications Electronic transactions Established win-win supplier relationships Selected RSC suppliers Commitment to flexibility Diversification and consolidation Partnering with the best RSC overview, first quarter 2008

Innovative customer solutions Targeted services to meet the business needs of customers of any size On-site account management Partnering with large and national customers to customize service Integrated Services Fleet management tools on property service designed to service larger clients Total Control(r) Mobile Tool Room(tm) RSC Online(r) Time saving online services for active customers 24/7 customer care center Valuable support available to every customer Customer size (special needs) Large/(high) Small/(low) RSC services RSC overview, first quarter 2008

Innovative customer solutions Innovative services with unparalleled value Total Control(r) Mobile Tool Room(tm) On-site account management Managed service programs Proprietary online fleet management software Consolidates rentals through one convenient source 24/7 real-time project information and jobsite cost information Manage and schedule on-rent/off-rent dates, times, and processes to maximize efficiency On-demand portable units provides on-site access to custom stocked tools and supplies Real-time inventory and tracking capability Provides convenience, cost-savings, and reduces equipment theft and duplicate requests Addresses specialized needs of larger customers nationwide Long-term contracts Negotiated rate structures for equipment nationwide Priority fleet availability Defined service level agreements RSC overview, first quarter 2008

24/7 self-service, web-based solution Reserve equipment or schedule and arrange rental needs at any time Automated and customized reporting and rental information RSC ePayTM bill payment system to instantly review and pay invoices online Online safety training to help reduce incidents Innovative customer solutions RSC Online(r) 24/7 Customer care center Unique in our industry 24/7 live customer support, year round Staffed in-house Real-time access to customer data In-bound rental requests and service calls Out-bound telesales, surveys and secret shoppers Emergency contacts for all stores Innovative services with unparalleled value RSC overview, first quarter 2008

Market driven organization 10 Regions with 5 to 11 districts Market & territory responsibility Fleet and capital allocation Strategy and planning National coordination Fleet and capital allocation Mergers and acquisitions Frequent operational and financial reviews Daily financial and operational metrics 83 Districts with 5 to 6 stores Local coordination Customer responsibility 478 branches Local accountability Direct profit and loss balance sheet Market leadership Executive Management Regional Vice Presidents District Managers Branch Managers Decentralized approach drives accountability and market leadership Organization structured around markets The areas in red represent the counties in which RSC estimates it is the largest or second largest equipment rental provider. RSC overview, first quarter 2008

Geographic diversity Note: For the LTM ended March 2008 Revenue breakdown by region Branches by region Market coverage map Location map Extensive geographic footprint Note: As of March 2008. RSC overview, first quarter 2008

Each branch is its own profit center $4 million of total average annual revenue per branch Average fleet per branch $6 million Interconnected system that is virtually seamless to the customer Access to all $2.7 billion of fleet owned by company Diagnostics can be done a day in advance of performing the repair Average length of time a piece of equipment moves through the shop is one day Routing all equipment in a clockwise circle to maximize flow Always know the location of each unit on the property Likelihood of accidents caused by machines going in opposite directions and crashing is greatly reduced Average 10 employees per branch Branch manager Inside/outside sales Drivers Mechanics Incentive systems aligned with creating shareholder value Extensive geographic footprint with nearly 500 locations in the U.S. and Canada All company owned branches staffed by company-trained employees Consistent branding and image with minor practical differences to reflect local markets and needs Alternative branch types On-sites Full line Average branch size: 2 acre lot Branch overview Note: For the LTM ended March 2008. Strong uniform presence Dedicated employees Branches designed, located and staffed to meet customer needs Organized and efficient layout Managed locally/ broad resources RSC overview, first quarter 2008

Fair Equitable Easily understood Threshold levels must be attained before any award is paid Higher results = greater award Revenue growth Improve profitability Maximize capital efficiency Incentive systems aligned with shareholders Corporate Management Regional Management District/Branch Management Outside Sales Inside Sales Drivers Mechanics Creating shareholder value Employees at all levels engaged in producing results Bonus metrics Full employee commitment Provides rewards in proportion to results RSC overview, first quarter 2008

Core end-market focus < 60% > 35% 5% Vary in size National and regional Local companies Private contractors Use our entire range of rental equipment and supplies Service many different sectors, Largely concentrated geographically Customer activities Day to day maintenance Major planned general operations overhaul Smaller expansion or modification work Engage in long-term service contracts Often prefer rental yards on-site Geographically dispersed Types: General contractors - single-family houses General contractors - residential buildings Operative builders Note: Chart figures above are a company estimate. Customers represent wide variety of industries and end-markets Non-residential construction Residential Industrial RSC overview, first quarter 2008

End market trends Source: Federal Reserve Board Multiple, diverse and largely independent sectors make up the non-residential and industrial markets e.g. power and energy, infrastructure, healthcare and education construction. No material impact on core business from slow down in residential construction to date Secular shift toward renting versus owning should mute the impact of a downturn Source: Global Insight, March 2008 Source: McGraw-Hill Construction Dodge Trends Construction length of projects Non-residential construction growth Industrial capacity utilization: Maintenance spending and capital projects drive demand Positive trends and growth opportunities RSC overview, first quarter 2008

Robust customer base Long and stable relationships with most of our customers, including the majority of our top 20 accounts Approximately 85% recurring revenues from existing customers Average rental term between seven and ten days Top 10 customers combined represented less than 10% of our total revenues No one customer accounted for more than 2% of our total revenues Approximately 465,000 active customers over last 18 months Decreased risks associated with customer loss, industry downturns, cyclicality and seasonality Strong relationships with diversified customers Diversified customer base Established partnerships Selected RSC customers Non-residential construction Industrial Residential RSC overview, first quarter 2008

Compelling growth strategies Driven by market growth and secular growth from increased rental penetration Addition of sales people carving out new territories Servicing existing markets more effectively Adjacent to areas where we know the local market dynamics Leverage existing resources and customer relationships Disciplined approach minimizes time-to- profit and limits risk Increase presence in underserved markets Deeper penetrate existing local markets Highly fragmented industry affords opportunity to expand Establish a presence in new geographic market areas New product lines that represents a strategic opportunity to the company Same store organic growth New market opportunities Numerous available growth options provides significant opportunities Selective opportunistic acquisitions Warm starts RSC overview, first quarter 2008

Source: Rental Equipment Register, Manfredi & Associates (2/2008) ( $ bn) Source: Rental Equipment Register, Manfredi & Associates, ARA, International Rental News Rental as % of equipment in use (a) Rental Equipment Register, Manfredi & Associates. Industry growth Attractive and growing industry Continued opportunity for growth and consolidation U.S. equipment rental industry revenue U.S. secular trend: rental penetration The rental sector has grown at a 10.8% CAGR from 1990 to 2007E Growth drivers are non-residential construction, industrial activity and increased rental penetration Top 100 rental companies comprise only 40% of the industry(a) RSC overview, first quarter 2008

Used equipment market Note: Charts for the LTM ended December 2007. Source: Rouse Asset Services, Feb 2008 Industry characteristics Industry sales by channels Industry sales by category Used equipment market conditions to be strong Est. market size: $100 billion Avg. age of fleet sold in 2007: 59 months 33% of fleet sold <3 years old Reasons for purchasing High frequency of usage Cost Availability Valuation factors Market conditions Types of project demand New equipment prices Exchange rates RSC overview, first quarter 2008

Company highlights

RSC Equipment Rental

Strong industry growth prospects	▪ $38 billion market with multiple growth drivers ▪ Increased rental penetration will enhance growth
National footprint and significant scale	▪ 478 rental locations in 39 U.S. states and 4 Canadian provinces ▪ Fragmented industry provides excellent base for market share growth and acquisitions
Focused business strategy	▪ Focused on higher margin equipment rental, not ancillary activities ▪ Decentralized organization with superior customer service drives same store growth
High quality rental fleet	▪ Youngest fleet in industry with an average age of 28 months ▪ Rigorous preventive maintenance and repair program maximizes reliability
Strong customer base	▪ Diversified base of ~465,000 active customers serving multiple end-markets ▪ Numerous strategic accounts and substantial recurring revenue from existing customers
Superior financial performance	▪ Rental revenue and Adjusted EBITDA CAGR of 14.5% and 24.0%, respectively, for the years 2003 through 2007 ▪ LTM Adjusted EBITDA margin of 43.3% and 23% return on operating capital employed (ROCE)
Experienced management team	▪ Senior management – responsible for strategy and market-leading performance – with significant ownership stake ▪ Ten Regional VPs with an average of ~17 years of industry experience

RSC overview, first quarter 2008 31

Q1 2008 - Reference Data RSC overview, first quarter 2008

Strong rental revenues; margins remain solid RSC overview, first quarter 2008 RSC overview, first quarter 2008

SG&A and DEPS RSC overview, first quarter 2008 RSC overview, first quarter 2008

Free cash flow RSC overview, first quarter 2008 RSC overview, first quarter 2008

Continuing balance sheet strength RSC overview, first quarter 2008 RSC overview, first quarter 2008

Debt profile RSC overview, first quarter 2008 RSC overview, first quarter 2008

Near-term outlook Our income statement guidance remains unchanged. With the introduction of the federal Economic Stimulus Act of 2008 which includes bonus depreciation for 2008 we are increasing our free cash flow projections from a range of $100 to $150 million to a range of $130 to $180 million RSC overview, first quarter 2008 RSC overview, first quarter 2008

RSC overview, first quarter 2008